                                                                  EXHIBIT 3.2.10

                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF


                            [ ] LIMITED PARTNERSHIP
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    (Name of Limited Partnership; must contain a suffix such as "Limited",
                       "Ltd.", or "Limited Partnership")


 c/o The Berkshire Group, 470 Atlantic Avenue, Boston, MA 02210; Attn: Legal
                                     Dept.
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                 (The Business Address of Limited Partnership)

                  The Prentice-Hall Corporation System, Inc.
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               (Name of Registered Agent for Service of Process)

            1201 Hays Street, Suite 105, Tallahassee, Florida 32301
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                 (Florida Street Address for Registered Agent)

The Prentice-Hall Corporation System, Inc.

By:  /s/  Robert Porcein, Ass't Secretary
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          (Registered Agent must sign here to accept designation as
                   Registered Agent for Service of Process.)

 c/o The Berkshire Group, 470 Atlantic Avenue, Boston, MA 02210; Attn: Legal
                                     Dept.
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               (The Mailing Address of the Limited Partnership.)

The latest date upon which the Limited Partnership is to be dissolved is December 31, 2044.
-----------  ----


     NAME OF GENERAL PARTNER(S)                   SPECIFIC ADDRESS


     Harborside Health I Corporation              c/o The Berkshire Group
     -----------------------------------          ---------------------------
                                                  470 Atlantic Avenue
     F93000001467                                 Boston, MA 02110
     -----------------------------------          ---------------------------
                                                  Attn:  Legal Department
     -----------------------------------          ---------------------------

     -----------------------------------          ---------------------------

     -----------------------------------          ---------------------------
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Signed this 30th day of June, 1994. Signature of all general partners:
            ----        ----------

HARBORSIDE HEALTH I CORPORATION
------------------------------------    __________________________________
         General Partner                           General Partner


By:  /s/ STEPHEN GUILLARD, PRESIDENT
     -------------------------------    __________________________________
       Stephen Guillard, President                 General Partner


____________________________________
            General Partner

                                       2
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                      AFFIDAVIT OF CAPITAL CONTRIBUTIONS
                      ----------------------------------

BEFORE ME, the undersigned constituting all of the general partners of Harborside of Florida Limited Partnership, a Florida Limited Partnership, certify as follows:

     The amount of capital contributions to date of the limited partners is $990.00.

     The total amount contributed and anticipated to be contributed by the limited partners at this time totals $990.00.

This ________ day of June, 1994.

FURTHER AFFIANT SAYETH NOT.

Under the penalties of perjury I(we) declare that I(we) have read the foregoing and that the facts alleged are true, to the best of my knowledge and belief.

HARBORSIDE HEALTH I CORPORATION
------------------------------------    __________________________________
         General Partner                           General Partner


By:  /s/ STEPHEN GUILLARD, PRESIDENT
     -------------------------------    __________________________________
       Stephen Guillard, President                 General Partner


____________________________________    __________________________________
            General Partner                         General Partner

                                       3
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                          Schedule to Exhibit 3.2.10
                          --------------------------

The following entities have the Form B Certificate of Limited Partnership included as Exhibit 3.2.10 with any changes from the form noted:

1. Harborside of Florida Limited Partnership

2. Harborside Network Limited Partnership